SUPPLEMENT DATED JUNE 22, 2007
TO

PROSPECTUSES DATED MAY 1, 2007
FOR MFS REGATTA PLATINUM, MFS REGATTA GOLD,
MFS REGATTA CHOICE, MFS REGATTA EXTRA,
MFS REGATTA FLEX II, MFS REGATTA CHOICE II,
SUN LIFE FINANCIAL MASTERS ACCESS, SUN LIFE FINANCIAL MASTERS EXTRA,
SUN LIFE FINANCIAL MASTERS CHOICE, AND SUN LIFE FINANCIAL MASTERS FLEX

PROSPECTUS DATED JULY 18, 2006
FOR MFS REGATTA CLASSIC

AND PROSPECTUSES DATED MAY 1, 2006
FOR SUN LIFE FINANCIAL MASTERS IV, SUN LIFE FINANCIAL MASTERS VII,
MFS REGATTA ACCESS, AND MFS REGATTA FLEX FOUR

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the MFS/ Sun Life Capital Opportunities Series and the MFS/ Sun Life Strategic Growth Series.

On June 22, 2007, certain of the variable investment options that may be available under your variable annuity contract were changed. Specifically, each variable investment option listed in the left column of the table below automatically became the variable investment option listed opposite it in the right column.

These Variable Investment Options	Became These Variable Investment Options
MFS/ Sun Life Capital Opportunities Series	MFS/ Sun Life Core Equity Series
MFS/ Sun Life Strategic Growth Series	MFS/ Sun Life Massachusetts Investors Growth Stock Series

If the Prospectus for your variable annuity contract permitted you to invest in a variable investment option shown in the left column above, you may continue to select the corresponding variable investment option shown in the right column.

Any amounts that you already had invested in one of the options listed in the left column did not change; except that, beginning on June 22, 2007, that option commenced to invest in and be based on the corresponding Fund that is listed in the right column. These changes resulted from the reorganization of each Fund listed in the left column into the corresponding Fund listed in the right column.

You may continue to make transfers into or out of any of these or any other variable investment options that are available to you; provided that such transfers are made in the manner and subject to the terms and conditions described in your Prospectus.

Any instructions that you currently have in force with respect to one of the options in the left column will automatically continue with respect to that option as changed (and as reflected in the right column). Such continuing instructions would include, for example, instructions concerning allocation of premium payments or charges under your variable annuity contract, and instructions for automatic transactions, such as periodic withdrawals, dollar cost averaging, or periodic asset rebalancing. However, you may change such instructions at any time, in the manner and subject to the terms and conditions set forth in your Prospectus.

We may modify or delete any of the variable options in the future, as described in your Prospectus.

Please retain this supplement with your prospectus for future reference.